UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2020

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey __________________________ (State or other jurisdiction of incorporation)	001-33841 _____________________________ (Commission File Number)	20-8579133 ___________________________ (IRS Employer Identification No.)
1200 Urban Center Drive Birmingham, Alabama 35242 (Address of principal executive offices) (zip code) (205) 298-3000 Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	VMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                  Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2020, the board of directors of Vulcan Materials Company (the “Company”) amended the Company’s Amended and Restated By-Laws (as amended, the “By-Laws”) to expressly permit, to the extent provided by law, the Company to hold meetings of the Company’s shareholders in part or solely by means of remote communication, effective immediately.

The foregoing description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

3.1	Amended and Restated By-Laws of Vulcan Materials Company (as amended through March 23, 2020)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VULCAN MATERIALS COMPANY

Date: March 25, 2020	By: /s/ Denson N. Franklin III
Name: Denson N. Franklin III
Title: Senior Vice President, General Counsel
and Secretary